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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           DATE OF REPORT JULY 2, 1999



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                         ALIGN-RITE INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           CALIFORNIA                      0-26240                954528353
(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)            NUMBER)           IDENTIFICATION NO.)


                2428 ONTARIO STREET, BURBANK, CA             91504
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)


                                 (818) 843-7220
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                       N/A
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On July 2, 1999, Align-Rite International, Inc., a California corporation (the "Company"), acquired certain assets that are used in the manufacture of photomasks (the "Assets") from Harris Corporation, a Delaware corporation ("Harris"). The Assets include, but are not limited to: machinery and equipment, a cleanroom, leasehold fixtures and improvements, inventory of useable goods, rights and interests arising under or in connection with certain contracts which were specifically assumed by the Company, certain prepaid expenses and deposits, sales data and information relating to the Assets, and intangible property including the goodwill associated with the Assets. The Company plans to continue to use the Assets to manufacture photomask products.

Under the terms of the Asset Purchase Agreement, dated July 2, 1999, (which agreement is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference), the purchase price paid by the Company for the Assets was $13,250,000 in cash. The purchase price was determined through arms length negotiations between the Company and Harris. The Company borrowed funds under an existing line of credit with Sanwa Bank to finance the acquisition.




ITEM 7.  EXHIBITS.

         (c) EXHIBITS

         Exhibit 2.1 Asset Purchase Agreement, dated as of July 2, 1999, among the Company, Align-Rite, Inc., and Harris.

         *Exhibit 99.1     Photomask Supply and Strategic Alliance Agreement,
                           dated as of July 2, 1999, among the Company, Align-Rite, Inc. and Harris.

         Exhibit 99.2 Lease Agreement, dated as of July 2, 1999, by and between Align-Rite, Inc. and Harris.


* Certain information in this exhibit has been omitted and filed separately with the Commission. Redacted portions of the exhibit are indicated by an asterisk within brackets ([*]), and a legend appears on the appropriate pages. Confidential Treatment has been requested with respect to the omitted portions.





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                                   SIGNATURES


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, HEREUNTO DULY AUTHORIZED.


DATED: JULY 15, 1999





                                                 /S/ JAMES L. MACDONALD
                                        ---------------------------------------
                                                   JAMES L. MACDONALD
                                            CHAIRMAN OF THE BOARD, PRESIDENT,
                                               AND CHIEF EXECUTIVE OFFICER












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                                INDEX OF EXHIBITS



Number        Exhibit
------        -------
2.1           Asset Purchase Agreement, dated as of July 2, 1999, by and among the Company, Align-Rite, Inc. and Harris.

*99.1 Photomask Supply and Strategic Alliance Agreement, dated as of July 2, 1999, by and among the Company, Align-Rite, Inc. and Harris.

99.2 Lease Agreement, dated as of July 2, 1999, by and between Align-Rite, Inc. and Harris.



*Certain information in this exhibit has been omitted and filed separately with the Commission. Redacted portions of the exhibit are indicated by an asterisk within brackets ([*]), and a legend appears on the appropriate pages. Confidential Treatment has been requested with respect to the omitted portions.





















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